UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

Darkstar Ventures, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

7 Eliezri St.,

Jerusalem

Israel

(Address of principal executive offices and Zip Code)

+972-73-259-2084

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 26, 2019, Darkstar Ventures, Inc. (the "Company") entered into share purchase agreements with five non-U.S. investors (the “Investors”) pursuant to which the Investors undertook to invest an aggregate amount of $500,000 in Darkstar, and Darkstar undertook to issue to the Investors shares of common stock at a price per share equal to $0.0024. In addition, Darkstar undertook to issue to one of the Investors additional shares of common stock valued at $50,000, at the $0.0024 price per share, as a finder’s fee for the transaction. While the closing of this investment transaction has yet to occur due to technical reasons, the Investors advanced the aggregate purchase price of $500,000 to Darkstar in May 2019. The aggregate number of shares of common stock to be issued to the Investors upon closing is 229,166,666. As part of this transaction, Darkstar also granted the Investors warrants to purchase an aggregate amount of 104,166,666 shares of common stock of Darkstar at an exercise price equal to US$0.0048 per share. The warrants are exercisable during a period of one year from the date of grant.

The form of share purchase agreement signed by the five Investors is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms and conditions of the share purchase agreement is qualified in its entirety by reference to the full text of the agreement.

The securities will be issued without registration under the Securities Act of 1933, as amended, by virtue of the exemption provided for under Regulation S of the Securities Act, since the securities are to be issued to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. The Company expects that any issuance of shares of common stock pursuant to the terms of the warrants will be exempt from registration under Regulation S as well.

The shares of common stock to be issued pursuant to the share purchase agreements and the shares of common stock to be issued in the event of exercise of the warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Form of Share Purchase Agreement, signed on September 26, 2019, by Darkstar Ventures, Inc. and five investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARKSTAR VENTURES, iNC.

By	/s/ Avraham Bengio
	Name:	Avraham Bengio
	Title:	Chief Executive Officer

Date: October 2, 2019

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